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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2001


                                 AON CORPORATION
                   ------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                   1-7933                    36-3051915
-------------------------- -------------------------- --------------------------
    (STATE OR OTHER         (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     JURISDICTION OF                                        IDENTIFICATION NO.)
     INCORPORATION)

                200 EAST RANDOLPH DRIVE, CHICAGO, ILLINOIS 60601
            ---------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 381-1000


                 123 NORTH WACKER DRIVE, CHICAGO, ILLINOIS 60606
            --------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.     OTHER EVENTS

On November 7, 2001 Aon Corporation (the "Company") issued a press release announcing estimated third quarter results and updates on its business transformation plan, the impact of September 11 attacks and spin-off plans.

A copy of the press release is being filed as an exhibit hereto.


Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

(a) - (b)   Not applicable.

(c)   Exhibits:

Exhibit
NUMBER      DESCRIPTION OF EXHIBIT

99    Press release issued by the Company on November 7, 2001.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          AON CORPORATION
Date:  November 7, 2001


                                          By:  /s/ Harvey N. Medvin
                                               --------------------------------
                                          Name:  Harvey N. Medvin
                                          Title:  Executive Vice President
                                                  and Chief Financial Officer



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                                  Exhibit Index


            The following is a list of the exhibits filed herewith.
Exhibit
NUMBER      DESCRIPTION OF EXHIBIT

99    Press release issued by the Company on November 7, 2001.

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